Inventories	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Inventories
INVENTORIES

(in millions of Canadian dollars)	2018	2017
Finished goods	294	249
Raw materials	132	124
Supplies and spare parts	179	150
	605	523

As at December 31, 2018, finished goods, raw materials and supplies and spare parts were adjusted to net realizable value (NRV) by $12 million, nil and nil, respectively (December 31, 2017 - $8 million, $1 million, and nil).

The Corporation has sold all the goods that were written down in 2018. No reversal of previously written-down inventory occurred in 2018 or 2017. The cost of raw materials and supplies and spare parts included in “Cost of sales” amounted to $1,713 million (2017 - $1,776 million).